Exhibit 99.1

Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: 212 937-8202 Fax: 212 937-8998 www.deloitte.com

Golub Capital Partners ABS Funding 2020-1, L.P. c/o Ocorian Trust (Cayman) Limited Clifton House, 75 Fort Street P.O. Box 1350 Grand Cayman KY1-1108 Cayman Islands Attention: The Directors	MUFG Securities Americas Inc. 1221 Avenue of the Americas,6th Floor New York, New York 10020-1001

GC Investment Management LLC 5326 Yacht Haven Grande Unit 17, Bldg K, Ste. 201 St. Thomas, U.S. Virgin Islands 00802	Deutsche Bank Securities Inc. 60 Wall Street, 5th Floor New York, New York 10005

Independent Accountants’ Report
on Applying Agreed-Upon Procedures

We have performed the procedures enumerated below, which were agreed to by Golub Capital Partners ABS Funding 2020-1, L.P. (the “Issuer”), GC Investment Management LLC (the “Collateral Manager”), MUFG Securities Americas Inc. (the “Initial Purchaser”) and Deutsche Bank Securities Inc. (the “Co-Initial Purchaser” and, together with the Issuer, Collateral Manager and Initial Purchaser, the “Specified Parties”), related to their evaluation of certain information with respect to a portfolio of middle market and late stage loans in connection with the proposed offering of the certain classes of notes by the Issuer. The Issuer is responsible for the Collateral Obligation Database (defined below), which was provided to us by the Initial Purchaser. The sufficiency of the procedures is solely the responsibility of the Specified Parties. Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

For purposes of this report:
•
We have determined that we are Independent Public Accountants with respect to the Issuer within the meaning of Rule 1.200 of the Code of Professional Conduct of the American Institute of Certified Public Accountants.

•
Representatives of the Initial Purchaser provided us with an electronic database (the “Collateral Obligation Database”) containing certain information, as represented to us by the Initial Purchaser, as of October 6, 2020 (the “Calculation Date”), with respect to a portfolio of loans (the “Collateral Obligations”).

•
Representatives of the Collateral Manager provided us with an electronic database (the “Collateral Manager Data File”) containing certain information with respect to the Collateral Obligations. It should be noted that such information is used in our comparisons and to the extent such information is not accurate, the results of our comparisons would reflect such inaccuracies.  Also, such procedures would not necessarily reveal any material misstatement of the information referred to above.

Golub Capital Partners ABS Funding 2020-1, L.P. GC Investment Management LLC MUFG Securities Americas Inc. Deutsche Bank Securities Inc.	2

Procedures and Findings

At the request of the Specified Parties, we compared the certain attributes set forth on the Collateral Obligation Database and specified in the attached Exhibit (the “Specified Attributes”) for each Collateral Obligation specified on the Collateral Obligation Database to the corresponding information set forth on or derived from the Collateral Manager Data File and found them to be in agreement.

We performed no procedures to confirm:
•	the accuracy, reasonableness or completeness of any of the information set forth in or derived from the Collateral Manager Data File.
•	any attributes of the Collateral Obligations set forth on the Collateral Obligation Database other than the Specified Attributes to the extent described herein.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants.  We were not engaged to conduct, and did not conduct, (i) an audit conducted in accordance with generally accepted auditing standards or (ii) an examination or a review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or conclusion, respectively, on the accompanying information. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you. We have no responsibility to update this report for events or circumstances occurring after the date of this report.

Furthermore, we make no representations and express no opinion as to:
•	questions of legal interpretation.
•	the accuracy, reasonableness or completeness of the information or assumptions provided to us by the Collateral Manager or the Initial Purchaser.
•	the accuracy, reasonableness or completeness of the information obtained or derived from the Collateral Manager Data File.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

Golub Capital Partners ABS Funding 2020-1, L.P. GC Investment Management LLC MUFG Securities Americas Inc. Deutsche Bank Securities Inc.	3

This report is intended solely for the information and use of the Specified Parties and is not intended to be and should not be used by anyone other than the Specified Parties.
Yours truly,

Deloitte & Touche LLP

October 20, 2020

Exhibit
Specified Attributes

Issuer (issuer name)	Total first lien debt
Company type (middle market / late stage)	Total debt
Seniority	TTM EBITDA
Par	First lien debt to TTM EBITDA (current)
Unfunded balance	Total debt to TTM EBITDA (current)
Capitalized interest	Leverage covenant (most recent compliance certificate)
Global tranche size	Average liquidity (most recent compliance cert)
Maturity date	Liquidity Cov
WAL	Debt to RR (most recent compliance cert)
Floating rate index	Debt to RR covenant (most recent compliance cert)
Base rate	Enterprise value
Libor floor rate	Debt to enterprise value (current)
Libor spread	TTM recurring revenue (current)
All-in rate	Senior debt to TTM recurring revenue
PIK spread	TTM recurring revenue (at last origination)
Pmt frequency	Senior debt to recurring revenue (at last origination)
Country	Last origination date
Moody’s Industry	Initial origination date
S&P Industry	Next amort date
Current internal risk rating	Amort % per year
Defaulted	Agent bank
Cash